EX-99.q

POWER OF ATTORNEY

I appoint Philip A. Taylor and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed on Schedule 1 attached hereto and incorporated herein, to:

(1) sign on my behalf any and all Registration Statements under the Securities Act of 1933, and the Investment Company Act of 1940, and any pre- and post-effective amendments and supplements to such Registration Statements, and to file the same, including all exhibits to such Registration Statements, and other documents filed in connection with such Registration Statements including prospectuses and statements of additional information included in such Registration Statements and supplements to such prospectuses and statements of additional information, with the Securities and Exchange Commission and any other applicable state and federal regulatory authorities, and

(2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.

I grant Philip A. Taylor and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments.

I ratify and confirm any and all acts that Philip A. Taylor and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

DATED this April 11, 2014.

            /s/ David C. Arch
                David C. Arch

Schedule 1

Open-End Funds, each a Delaware Statutory Trust

AIM Counselor Series Trust (Invesco Counselor Series Trust)
AIM Equity Funds (Invesco Equity Funds)
AIM Funds Group (Invesco Funds Group)
AIM Growth Series (Invesco Growth Series)
AIM International Mutual Funds (Invesco International Mutual Funds)
AIM Investment Funds (Invesco Investment Funds)
AIM Investment Securities Funds (Invesco Investment Securities Funds)
AIM Sector Funds (Invesco Sector Funds)
AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)
AIM Treasurer's Series Trust (Invesco Treasurer’s Series Trust)
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco Management Trust
Short-Term Investments Trust

Closed-End Funds, each a Delaware Statutory Trust

Invesco Municipal Income Opportunities Trust (OIA)
Invesco Quality Municipal Income Trust (IQI)
Invesco Value Municipal Income Trust (IIM)

POWER OF ATTORNEY

I appoint Philip A. Taylor and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed on Schedule 1 attached hereto and incorporated herein, to:

(1) sign on my behalf any and all Registration Statements under the Securities Act of 1933, and the Investment Company Act of 1940, and any pre- and post-effective amendments and supplements to such Registration Statements, and to file the same, including all exhibits to such Registration Statements, and other documents filed in connection with such Registration Statements including prospectuses and statements of additional information included in such Registration Statements and supplements to such prospectuses and statements of additional information, with the Securities and Exchange Commission and any other applicable state and federal regulatory authorities, and

(2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.

I grant Philip A. Taylor and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments.

I ratify and confirm any and all acts that Philip A. Taylor and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

DATED this April 11, 2014.

            /s/ Frank S. Bayley
                Frank S. Bayley

Schedule 1

Open-End Funds, each a Delaware Statutory Trust

AIM Counselor Series Trust (Invesco Counselor Series Trust)
AIM Equity Funds (Invesco Equity Funds)
AIM Funds Group (Invesco Funds Group)
AIM Growth Series (Invesco Growth Series)
AIM International Mutual Funds (Invesco International Mutual Funds)
AIM Investment Funds (Invesco Investment Funds)
AIM Investment Securities Funds (Invesco Investment Securities Funds)
AIM Sector Funds (Invesco Sector Funds)
AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)
AIM Treasurer's Series Trust (Invesco Treasurer’s Series Trust)
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco Management Trust
Short-Term Investments Trust

Closed-End Funds, each a Delaware Statutory Trust

Invesco Municipal Income Opportunities Trust (OIA)
Invesco Quality Municipal Income Trust (IQI)
Invesco Value Municipal Income Trust (IIM)

POWER OF ATTORNEY

I appoint Philip A. Taylor and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed on Schedule 1 attached hereto and incorporated herein, to:

(1) sign on my behalf any and all Registration Statements under the Securities Act of 1933, and the Investment Company Act of 1940, and any pre- and post-effective amendments and supplements to such Registration Statements, and to file the same, including all exhibits to such Registration Statements, and other documents filed in connection with such Registration Statements including prospectuses and statements of additional information included in such Registration Statements and supplements to such prospectuses and statements of additional information, with the Securities and Exchange Commission and any other applicable state and federal regulatory authorities, and

(2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.

I grant Philip A. Taylor and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments.

I ratify and confirm any and all acts that Philip A. Taylor and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

DATED this April 11, 2014.

           /s/  James T. Bunch
                James T. Bunch

Schedule 1

Open-End Funds, each a Delaware Statutory Trust

AIM Counselor Series Trust (Invesco Counselor Series Trust)
AIM Equity Funds (Invesco Equity Funds)
AIM Funds Group (Invesco Funds Group)
AIM Growth Series (Invesco Growth Series)
AIM International Mutual Funds (Invesco International Mutual Funds)
AIM Investment Funds (Invesco Investment Funds)
AIM Investment Securities Funds (Invesco Investment Securities Funds)
AIM Sector Funds (Invesco Sector Funds)
AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)
AIM Treasurer's Series Trust (Invesco Treasurer’s Series Trust)
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco Management Trust
Short-Term Investments Trust

Closed-End Funds, each a Delaware Statutory Trust

Invesco Municipal Income Opportunities Trust (OIA)
Invesco Quality Municipal Income Trust (IQI)
Invesco Value Municipal Income Trust (IIM)

POWER OF ATTORNEY

I appoint Philip A. Taylor and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed on Schedule 1 attached hereto and incorporated herein, to:

(1) sign on my behalf any and all Registration Statements under the Securities Act of 1933, and the Investment Company Act of 1940, and any pre- and post-effective amendments and supplements to such Registration Statements, and to file the same, including all exhibits to such Registration Statements, and other documents filed in connection with such Registration Statements including prospectuses and statements of additional information included in such Registration Statements and supplements to such prospectuses and statements of additional information, with the Securities and Exchange Commission and any other applicable state and federal regulatory authorities, and

(2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.

I grant Philip A. Taylor and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments.

I ratify and confirm any and all acts that Philip A. Taylor and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

DATED this April 11, 2014.

        /s/     Bruch L. Crockett
                Bruce L. Crockett

Schedule 1

Open-End Funds, each a Delaware Statutory Trust

AIM Counselor Series Trust (Invesco Counselor Series Trust)
AIM Equity Funds (Invesco Equity Funds)
AIM Funds Group (Invesco Funds Group)
AIM Growth Series (Invesco Growth Series)
AIM International Mutual Funds (Invesco International Mutual Funds)
AIM Investment Funds (Invesco Investment Funds)
AIM Investment Securities Funds (Invesco Investment Securities Funds)
AIM Sector Funds (Invesco Sector Funds)
AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)
AIM Treasurer's Series Trust (Invesco Treasurer’s Series Trust)
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco Management Trust
Short-Term Investments Trust

Closed-End Funds, each a Delaware Statutory Trust

Invesco Municipal Income Opportunities Trust (OIA)
Invesco Quality Municipal Income Trust (IQI)
Invesco Value Municipal Income Trust (IIM)

POWER OF ATTORNEY

I appoint Philip A. Taylor and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed on Schedule 1 attached hereto and incorporated herein, to:

(1) sign on my behalf any and all Registration Statements under the Securities Act of 1933, and the Investment Company Act of 1940, and any pre- and post-effective amendments and supplements to such Registration Statements, and to file the same, including all exhibits to such Registration Statements, and other documents filed in connection with such Registration Statements including prospectuses and statements of additional information included in such Registration Statements and supplements to such prospectuses and statements of additional information, with the Securities and Exchange Commission and any other applicable state and federal regulatory authorities, and

(2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.

I grant Philip A. Taylor and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments.

I ratify and confirm any and all acts that Philip A. Taylor and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

DATED this April 11, 2014.

       /s/     Rod Dammeyer
                Rod Dammeyer

Schedule 1

Open-End Funds, each a Delaware Statutory Trust

AIM Counselor Series Trust (Invesco Counselor Series Trust)
AIM Equity Funds (Invesco Equity Funds)
AIM Funds Group (Invesco Funds Group)
AIM Growth Series (Invesco Growth Series)
AIM International Mutual Funds (Invesco International Mutual Funds)
AIM Investment Funds (Invesco Investment Funds)
AIM Investment Securities Funds (Invesco Investment Securities Funds)
AIM Sector Funds (Invesco Sector Funds)
AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)
AIM Treasurer's Series Trust (Invesco Treasurer’s Series Trust)
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco Management Trust
Short-Term Investments Trust

Closed-End Funds, each a Delaware Statutory Trust

Invesco Municipal Income Opportunities Trust (OIA)
Invesco Quality Municipal Income Trust (IQI)
Invesco Value Municipal Income Trust (IIM)

POWER OF ATTORNEY

I appoint Philip A. Taylor and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed on Schedule 1 attached hereto and incorporated herein, to:

(1) sign on my behalf any and all Registration Statements under the Securities Act of 1933, and the Investment Company Act of 1940, and any pre- and post-effective amendments and supplements to such Registration Statements, and to file the same, including all exhibits to such Registration Statements, and other documents filed in connection with such Registration Statements including prospectuses and statements of additional information included in such Registration Statements and supplements to such prospectuses and statements of additional information, with the Securities and Exchange Commission and any other applicable state and federal regulatory authorities, and

(2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.

I grant Philip A. Taylor and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments.

I ratify and confirm any and all acts that Philip A. Taylor and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

DATED this April 11, 2014.

        /s/     Albert R. Dowden
                Albert R. Dowden

Schedule 1

Open-End Funds, each a Delaware Statutory Trust

AIM Counselor Series Trust (Invesco Counselor Series Trust)
AIM Equity Funds (Invesco Equity Funds)
AIM Funds Group (Invesco Funds Group)
AIM Growth Series (Invesco Growth Series)
AIM International Mutual Funds (Invesco International Mutual Funds)
AIM Investment Funds (Invesco Investment Funds)
AIM Investment Securities Funds (Invesco Investment Securities Funds)
AIM Sector Funds (Invesco Sector Funds)
AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)
AIM Treasurer's Series Trust (Invesco Treasurer’s Series Trust)
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco Management Trust
Short-Term Investments Trust

Closed-End Funds, each a Delaware Statutory Trust

Invesco Municipal Income Opportunities Trust (OIA)
Invesco Quality Municipal Income Trust (IQI)
Invesco Value Municipal Income Trust (IIM)

POWER OF ATTORNEY

I appoint Philip A. Taylor and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed on Schedule 1 attached hereto and incorporated herein, to:

(1) sign on my behalf any and all Registration Statements under the Securities Act of 1933, and the Investment Company Act of 1940, and any pre- and post-effective amendments and supplements to such Registration Statements, and to file the same, including all exhibits to such Registration Statements, and other documents filed in connection with such Registration Statements including prospectuses and statements of additional information included in such Registration Statements and supplements to such prospectuses and statements of additional information, with the Securities and Exchange Commission and any other applicable state and federal regulatory authorities, and

(2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.

I grant Philip A. Taylor and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments.

I ratify and confirm any and all acts that Philip A. Taylor and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

DATED this April 11, 2014.

       /s/      Jack M. Fields
                Jack M. Fields

Schedule 1

Open-End Funds, each a Delaware Statutory Trust

AIM Counselor Series Trust (Invesco Counselor Series Trust)
AIM Equity Funds (Invesco Equity Funds)
AIM Funds Group (Invesco Funds Group)
AIM Growth Series (Invesco Growth Series)
AIM International Mutual Funds (Invesco International Mutual Funds)
AIM Investment Funds (Invesco Investment Funds)
AIM Investment Securities Funds (Invesco Investment Securities Funds)
AIM Sector Funds (Invesco Sector Funds)
AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)
AIM Treasurer's Series Trust (Invesco Treasurer’s Series Trust)
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco Management Trust
Short-Term Investments Trust

Closed-End Funds, each a Delaware Statutory Trust

Invesco Municipal Income Opportunities Trust (OIA)
Invesco Quality Municipal Income Trust (IQI)
Invesco Value Municipal Income Trust (IIM)

POWER OF ATTORNEY

I appoint Philip A. Taylor and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed on Schedule 1 attached hereto and incorporated herein, to:

(1) sign on my behalf any and all Registration Statements under the Securities Act of 1933, and the Investment Company Act of 1940, and any pre- and post-effective amendments and supplements to such Registration Statements, and to file the same, including all exhibits to such Registration Statements, and other documents filed in connection with such Registration Statements including prospectuses and statements of additional information included in such Registration Statements and supplements to such prospectuses and statements of additional information, with the Securities and Exchange Commission and any other applicable state and federal regulatory authorities, and

(2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.

I grant Philip A. Taylor and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments.

I ratify and confirm any and all acts that Philip A. Taylor and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

DATED this April 11, 2014.

      /s/      Martin L. Flanagan
               Martin L. Flanagan

Schedule 1

Open-End Funds, each a Delaware Statutory Trust

AIM Counselor Series Trust (Invesco Counselor Series Trust)
AIM Equity Funds (Invesco Equity Funds)
AIM Funds Group (Invesco Funds Group)
AIM Growth Series (Invesco Growth Series)
AIM International Mutual Funds (Invesco International Mutual Funds)
AIM Investment Funds (Invesco Investment Funds)
AIM Investment Securities Funds (Invesco Investment Securities Funds)
AIM Sector Funds (Invesco Sector Funds)
AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)
AIM Treasurer's Series Trust (Invesco Treasurer’s Series Trust)
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco Management Trust
Short-Term Investments Trust

Closed-End Funds, each a Delaware Statutory Trust

Invesco Municipal Income Opportunities Trust (OIA)
Invesco Quality Municipal Income Trust (IQI)
Invesco Value Municipal Income Trust (IIM)

POWER OF ATTORNEY

I appoint Philip A. Taylor and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed on Schedule 1 attached hereto and incorporated herein, to:

(1) sign on my behalf any and all Registration Statements under the Securities Act of 1933, and the Investment Company Act of 1940, and any pre- and post-effective amendments and supplements to such Registration Statements, and to file the same, including all exhibits to such Registration Statements, and other documents filed in connection with such Registration Statements including prospectuses and statements of additional information included in such Registration Statements and supplements to such prospectuses and statements of additional information, with the Securities and Exchange Commission and any other applicable state and federal regulatory authorities, and

(2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.

I grant Philip A. Taylor and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments.

I ratify and confirm any and all acts that Philip A. Taylor and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

DATED this April 11, 2014.

         /s/   Prema Mathai-Davis
               Prema Mathai-Davis

Schedule 1

Open-End Funds, each a Delaware Statutory Trust

AIM Counselor Series Trust (Invesco Counselor Series Trust)
AIM Equity Funds (Invesco Equity Funds)
AIM Funds Group (Invesco Funds Group)
AIM Growth Series (Invesco Growth Series)
AIM International Mutual Funds (Invesco International Mutual Funds)
AIM Investment Funds (Invesco Investment Funds)
AIM Investment Securities Funds (Invesco Investment Securities Funds)
AIM Sector Funds (Invesco Sector Funds)
AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)
AIM Treasurer's Series Trust (Invesco Treasurer’s Series Trust)
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco Management Trust
Short-Term Investments Trust

Closed-End Funds, each a Delaware Statutory Trust

Invesco Municipal Income Opportunities Trust (OIA)
Invesco Quality Municipal Income Trust (IQI)
Invesco Value Municipal Income Trust (IIM)

POWER OF ATTORNEY

I appoint Philip A. Taylor and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed on Schedule 1 attached hereto and incorporated herein, to:

(1) sign on my behalf any and all Registration Statements under the Securities Act of 1933, and the Investment Company Act of 1940, and any pre- and post-effective amendments and supplements to such Registration Statements, and to file the same, including all exhibits to such Registration Statements, and other documents filed in connection with such Registration Statements including prospectuses and statements of additional information included in such Registration Statements and supplements to such prospectuses and statements of additional information, with the Securities and Exchange Commission and any other applicable state and federal regulatory authorities, and

(2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.

I grant Philip A. Taylor and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments.

I ratify and confirm any and all acts that Philip A. Taylor and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

DATED this April 11, 2014.

        /s/   Larry Soll
               Larry Soll

Schedule 1

Open-End Funds, each a Delaware Statutory Trust

AIM Counselor Series Trust (Invesco Counselor Series Trust)
AIM Equity Funds (Invesco Equity Funds)
AIM Funds Group (Invesco Funds Group)
AIM Growth Series (Invesco Growth Series)
AIM International Mutual Funds (Invesco International Mutual Funds)
AIM Investment Funds (Invesco Investment Funds)
AIM Investment Securities Funds (Invesco Investment Securities Funds)
AIM Sector Funds (Invesco Sector Funds)
AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)
AIM Treasurer's Series Trust (Invesco Treasurer’s Series Trust)
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco Management Trust
Short-Term Investments Trust

Closed-End Funds, each a Delaware Statutory Trust

Invesco Municipal Income Opportunities Trust (OIA)
Invesco Quality Municipal Income Trust (IQI)
Invesco Value Municipal Income Trust (IIM)

POWER OF ATTORNEY

I appoint Philip A. Taylor and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed on Schedule 1 attached hereto and incorporated herein, to:

(1) sign on my behalf any and all Registration Statements under the Securities Act of 1933, and the Investment Company Act of 1940, and any pre- and post-effective amendments and supplements to such Registration Statements, and to file the same, including all exhibits to such Registration Statements, and other documents filed in connection with such Registration Statements including prospectuses and statements of additional information included in such Registration Statements and supplements to such prospectuses and statements of additional information, with the Securities and Exchange Commission and any other applicable state and federal regulatory authorities, and

(2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.

I grant Philip A. Taylor and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments.

I ratify and confirm any and all acts that Philip A. Taylor and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

DATED this April 11, 2014.

       /s/     Hugo F. Sonnenschein
               Hugo F. Sonnenschein

Schedule 1

Open-End Funds, each a Delaware Statutory Trust

AIM Counselor Series Trust (Invesco Counselor Series Trust)
AIM Equity Funds (Invesco Equity Funds)
AIM Funds Group (Invesco Funds Group)
AIM Growth Series (Invesco Growth Series)
AIM International Mutual Funds (Invesco International Mutual Funds)
AIM Investment Funds (Invesco Investment Funds)
AIM Investment Securities Funds (Invesco Investment Securities Funds)
AIM Sector Funds (Invesco Sector Funds)
AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)
AIM Treasurer's Series Trust (Invesco Treasurer’s Series Trust)
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco Management Trust
Short-Term Investments Trust

Closed-End Funds, each a Delaware Statutory Trust

Invesco Municipal Income Opportunities Trust (OIA)
Invesco Quality Municipal Income Trust (IQI)
Invesco Value Municipal Income Trust (IIM)

POWER OF ATTORNEY

I appoint Philip A. Taylor and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed on Schedule 1 attached hereto and incorporated herein, to:

(1) sign on my behalf any and all Registration Statements under the Securities Act of 1933, and the Investment Company Act of 1940, and any pre- and post-effective amendments and supplements to such Registration Statements, and to file the same, including all exhibits to such Registration Statements, and other documents filed in connection with such Registration Statements including prospectuses and statements of additional information included in such Registration Statements and supplements to such prospectuses and statements of additional information, with the Securities and Exchange Commission and any other applicable state and federal regulatory authorities, and

(2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.

I grant Philip A. Taylor and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments.

I ratify and confirm any and all acts that Philip A. Taylor and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

DATED this April 11, 2014.

      /s/     Raymond Stickel, Jr.
               Raymond Stickel, Jr.

Schedule 1

Open-End Funds, each a Delaware Statutory Trust

AIM Counselor Series Trust (Invesco Counselor Series Trust)
AIM Equity Funds (Invesco Equity Funds)
AIM Funds Group (Invesco Funds Group)
AIM Growth Series (Invesco Growth Series)
AIM International Mutual Funds (Invesco International Mutual Funds)
AIM Investment Funds (Invesco Investment Funds)
AIM Investment Securities Funds (Invesco Investment Securities Funds)
AIM Sector Funds (Invesco Sector Funds)
AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)
AIM Treasurer's Series Trust (Invesco Treasurer’s Series Trust)
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco Management Trust
Short-Term Investments Trust

Closed-End Funds, each a Delaware Statutory Trust

Invesco Municipal Income Opportunities Trust (OIA)
Invesco Quality Municipal Income Trust (IQI)
Invesco Value Municipal Income Trust (IIM)

POWER OF ATTORNEY

I appoint John M. Zerr to act as my attorney-in-fact and agent, in my capacity as a trustee of the Funds listed on Schedule 1 attached hereto and incorporated herein, to:

(1) sign on my behalf any and all Registration Statements under the Securities Act of 1933, and the Investment Company Act of 1940, and any pre- and post-effective amendments and supplements to such Registration Statements, and to file the same, including all exhibits to such Registration Statements, and other documents filed in connection with such Registration Statements including prospectuses and statements of additional information included in such Registration Statements and supplements to such prospectuses and statements of additional information, with the Securities and Exchange Commission and any other applicable state and federal regulatory authorities, and

(2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.

I grant John M. Zerr as attorney-in-fact and agent the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments.

I ratify and confirm any and all acts that John M. Zerr lawfully takes as my attorney-in-fact and agent by virtue of this appointment.

DATED this April 11, 2014.

    /s/       Phillip A. Taylor
               Philip A. Taylor

Schedule 1

Open-End Funds, each a Delaware Statutory Trust

AIM Counselor Series Trust (Invesco Counselor Series Trust)
AIM Equity Funds (Invesco Equity Funds)
AIM Funds Group (Invesco Funds Group)
AIM Growth Series (Invesco Growth Series)
AIM International Mutual Funds (Invesco International Mutual Funds)
AIM Investment Funds (Invesco Investment Funds)
AIM Investment Securities Funds (Invesco Investment Securities Funds)
AIM Sector Funds (Invesco Sector Funds)
AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)
AIM Treasurer's Series Trust (Invesco Treasurer’s Series Trust)
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco Management Trust
Short-Term Investments Trust

Closed-End Funds, each a Delaware Statutory Trust

Invesco Municipal Income Opportunities Trust (OIA)
Invesco Quality Municipal Income Trust (IQI)
Invesco Value Municipal Income Trust (IIM)

POWER OF ATTORNEY

I appoint Philip A. Taylor and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed on Schedule 1 attached hereto and incorporated herein, to:

(1) sign on my behalf any and all Registration Statements under the Securities Act of 1933, and the Investment Company Act of 1940, and any pre- and post-effective amendments and supplements to such Registration Statements, and to file the same, including all exhibits to such Registration Statements, and other documents filed in connection with such Registration Statements including prospectuses and statements of additional information included in such Registration Statements and supplements to such prospectuses and statements of additional information, with the Securities and Exchange Commission and any other applicable state and federal regulatory authorities, and

(2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.

I grant Philip A. Taylor and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments.

I ratify and confirm any and all acts that Philip A. Taylor and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

DATED this April 11, 2014.

         /s/   Wayne W. Whalen
               Wayne W. Whalen

Schedule 1

Open-End Funds, each a Delaware Statutory Trust

AIM Counselor Series Trust (Invesco Counselor Series Trust)
AIM Equity Funds (Invesco Equity Funds)
AIM Funds Group (Invesco Funds Group)
AIM Growth Series (Invesco Growth Series)
AIM International Mutual Funds (Invesco International Mutual Funds)
AIM Investment Funds (Invesco Investment Funds)
AIM Investment Securities Funds (Invesco Investment Securities Funds)
AIM Sector Funds (Invesco Sector Funds)
AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)
AIM Treasurer's Series Trust (Invesco Treasurer’s Series Trust)
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco Management Trust
Short-Term Investments Trust

Closed-End Funds, each a Delaware Statutory Trust

Invesco Municipal Income Opportunities Trust (OIA)
Invesco Quality Municipal Income Trust (IQI)
Invesco Value Municipal Income Trust (IIM)